Supplement dated March 26, 2021
to the Statement of Additional Information (SAI), dated May 13, 2020, as supplemented, for the following fund (the Fund):
Fund
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio (VP) - Emerging Markets Fund
Effective immediately, the information under the subsection “The Investment Manager and Subadvisers – Portfolio Managers” in the “Investment Management and Other Services” section of the SAI for the above referenced Fund is hereby superseded and replaced with the following:
		Other accounts Managed (excluding the Fund)			Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Information is as of December 31, 2019, unless otherwise noted
VP – Emerging Markets Fund	Dara White	3 RICs 2 PIVs 13 other accounts	$1.61 billion $480.05 million $2.33 billion	None	Columbia Management	Columbia Management
	Robert Cameron	2 RICs 2 PIVs 14 other accounts	$1.49 billion $480.05 million $1.28 billion	None
	Perry Vickery	2 RICs 2 PIVs 14 other accounts	$1.49 billion $480.05 million $1.34 billion	None
	Derek Lin(c)	7 other accounts	$0.61 million	None
	Darren Powell(o)	1 RIC 3 other accounts	$727.20 million $0.97 million	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	The portfolio manager began managing the Fund after its last fiscal year end.
(o)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of February 28, 2021.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-361 A (3/21)